LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED JUNE 7, 2012

TO THE SUMMARY PROSPECTUSES, DATED MAY 1, 2012, OF

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

CLASS I & CLASS II

The last sentence of the first paragraph of the legend on the cover of the fund’s Summary Prospectuses is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on June 7, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on June 7, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectuses.

Effective November 1, 2012, the fund will be renamed Western Asset Variable Strategic Bond Portfolio.

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